Exhibit 3.34

RESOLUTION APPROVING AMENDMENT TO BY-LAWS

BE IT RESOLVED that the amended By-Laws of Eastern Ambulance Service, Inc. — Lincoln, as adopted by the Directors on November 16, 1987 are hereby amended as follows:

1.	Amend the first paragraph of Article III BOARD OF DIRECTORS, Section 2. Number, Tenure and Qualification. to read as follows:

Section 2. Number, Tenure and Qualification. The number of directors of the corporation shall be seven, six of whom shall be voting members designated as follows:

Number of Directors	Directors Designated By
3	Eastern Ambulance Service, Inc.

1	HealthLincoln Services, Inc.

1	Health Care Management, Inc.

1	Bryan Enterprises, Inc.

2.	Amend Article III BOARD OF DIRECTORS, Section 7. Manner of Acting. to read as follows:

Section 7. Manner of Acting. The act of a majority of the Directors present at a meeting in which a quorum is present shall be the act of the Board of Directors on all matters except the following:

(a)	A super majority (5/7ths or 4/6ths) is required to alter the Management Services Agreement entered into by Eastern Ambulance Service, Inc. — Lincoln and Eastern Ambulance Service, Inc.

(b)	The unanimous decision of all Directors entitled to vote shall be required to cancel, amend, alter or change in any manner the Service Agreement dated July 1, 1988; the Alternative Quality Assessment Agreement dated July 1, 1988; the Shareholder Buy-Sell Agreement dated November 16, 1987, as amended July 1, 1988; the By-Laws, or to alter the composition or voting requirements of the Board of Directors.

(c)	The unanimous decision of all Directors entitled to vote shall be required for EASI to terminate its existing User Agreement (“Participation

Agreement”) with LMEF and for EASI not to enter into the new Participation Agreement with LMEF.

(d)	Any action which by law requires action by more than a majority of Directors.

3.	Amend Article XI, AMENDMENTS, to read as follows:

These By-Laws may be altered, amended or repealed and new By-Laws may be adopted by the unanimous decision of the Board of Directors as herein described, at any regular or special meeting of the Board of Directors.

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CERTIFICATE OF SECRETARY

I, the undersigned duly elected and acting Secretary of Eastern Ambulance Service, Inc. — Lincoln (the “Company”) do hereby certify that the foregoing Resolution was duly adopted at a Special Meeting of Directors of the Company on August 17, 1988 by a vote of 7 to 0.

Russell J. Bayer, Secretary

AMENDED BY-LAWS OF

EASTERN AMBULANCE SERVICE, INC. – LINCOLN

ARTICLE I.

OFFICES

(a) The principal office of the corporation in the State of Nebraska shall be located in Lincoln, Nebraska. The corporation may have such other offices, either within or without the State of Nebraska, as the Board of Directors may designate or as the business of the corporation may require from time to time.

(b) The registered office of the corporation may be, but need not be, identical with the principal office in the State of Nebraska, and the address of the registered office may be changed from time to time by the Board of Directors.

ARTICLE II.

SHAREHOLDERS

Section 1. Annual Meeting. The annual meeting of the shareholders shall be held on the first Monday in the month of January, at the hour of 2:00 p.m., and at such place as shall, from time to time, be designated by the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Nebraska, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein for the annual meeting of the shareholders or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as convenient.

Section 2. Special Meeting. Special meetings of the shareholders for any purpose, unless otherwise prescribed by statute, may be called by the President or by the Board of Directors, and shall be called by the President at the request of the shareholders of not less than one-tenth of all of the outstanding shares of the corporation entitled to vote at the meeting.

Section 3. Place of Meeting. The Board of Directors may designate any place, either within or without the State of Nebraska, as the place of meeting for any annual or special stockholders’ meeting. If no designation is made or if a special meeting shall be otherwise called, the place of meeting shall be the registered office of the corporation in the State of Nebraska.

Section 4. Notice of Meeting. Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose for which the meeting is called, shall be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail, addressed to the shareholder at his office as it appears in the stock transfer books of the corporation, with postage thereon paid.

Section 5. Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the date on which notice of the meeting is mailed, or if notice is waived, the date on which the meeting is held, or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

Section 6. Quorum. A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at the meeting of shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which quorum shall be present any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 7. Proxies. At all meetings of the shareholders a shareholder may vote by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy.

Section 8. Voting of Shares. Except where cumulative voting may be provided for, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a shareholders’ meeting.

Section 9. Voting of Shares by Certain Holders.

(a) Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the by-laws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine.

(b) A shareholder whose shares are pledged shall be entitled to vote such shares until there has been a default under the terms of the pledge agreement and his or her shares have been transferred pursuant to the pledge agreement into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

Section 10. Cumulative Voting. At each election for directors every shareholder entitled to vote at such election shall have the right to vote in person or by proxy the number of shares owned by him for as many persons as there are directors to be elected, or to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of candidates.

Section 11. Informal Action by Shareholders. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all shareholders entitled to vote with respect to the subject matter thereof.

ARTICLE III.

BOARD OF DIRECTORS

Section 1. General Powers

The business and affairs of the corporation shall be managed by its Board of Directors. In addition to those powers imposed by state law, the Board shall have the following powers:

1)	to review and evaluate corporate mission, goals, and objectives;

2)	to review, accept or deny management recommendations;

3)	to approve an annual budget;

4)	to set standards of patient care;

5)	to approve expenditures which individually exceed $10,000;

6)	to approve loans in excess of $25,000.

Section 2. Number, Tenure and Qualification. The number of directors of the corporation shall be seven, six of whom shall be voting members initially designated as follows:

Number of Directors	Directors Selected by
3	Eastern Ambulance Service, Inc.

3	Health Care Management, Inc. and Health Lincoln Services, Inc.

The seventh Director shall be unanimously selected by the other six. The seventh Director shall serve as Chairman of the Board, shall preside at Board meetings and shall be a non-voting member except in case of ties.

The Board, by unanimous vote, may designate other members of the Board who shall be ex officio and non-voting members.

Each director shall hold office until the next annual meeting of the shareholders and until his successor shall have been elected and qualified. Directors need not be shareholders of the corporation.

Section 3. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this By-Law immediately after and at the same place as the annual meeting of the shareholders. The Board of Directors may provide for the time and place, either within or without the State of Nebraska, for the holding of additional regular meetings, without other notice than such resolution.

Section 4. Special Meetings. Special meetings of the directors may be called at the request of the President or any five (5) directors. The person or persons authorized to call special meetings may fix the place either within or without Nebraska, as the place for holding any special meeting.

Section 5. Notice of Special Meetings. Notice of any special meeting shall be given at least two (2) days previous thereto by written notice delivered personally or mailed to each director at his business address or by telegram. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered at the telegraph company. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting except where a director attends for the express purpose to object to the transaction of the business because the meeting is not lawfully called. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 6. Quorum. A majority of the directors shall constitute a quorum for the transaction of business, at any meeting of the Board of Directors, but if less than a majority is present, at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

Section 7. Manner of Acting. The act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of a Board of Directors. However, a super-majority (5/7 or 4/6) is required to alter the Management Services Agreement entered into by Eastern Ambulance Service, Inc. - Lincoln and Eastern Ambulance Service, Inc., to alter the By-Laws, or to alter the composition of the Board of Directors.

Section 8. Vacancies. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum thereof. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any director elected by reason of an increase in number of directors shall be filled by election at an annual or special meeting of the shareholders.

Section 9. Compensation. By resolution of the Board of Directors, directors may be paid their expense of attendance at each meeting. The Board may vote to compensate the seventh Director. No other Director shall be otherwise compensated for their duties as Directors.

Section 10. Presumption of Assent. A director present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless the Director’s dissent shall be entered into the minutes of the meeting or unless the Director shall file his or her written dissent to such action with the person acting of the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after such adjournment. A Director who votes in favor of corporate action shall have no right to dissent thereto.

Section 11. Interests of Directors in Transactions. No contract or other transaction between the corporation and one or more of the Directors, or between the corporation and any corporation, firm, or association in which one or more of its Directors are Directors or financially interested, shall be either void or voidable by reason of the fact that such Director or Directors are present at the meeting of the Board of Directors or a committee thereof, which authorizes or approves such contract or transaction, or that his, her or their votes are counted for such purposes, if (1) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies such contract or transaction by a vote sufficient for such purpose without counting the vote or votes of such interested Director; or (2) the fact of such common relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by a majority vote or written consent; or (3) the contract or transaction is fair and reasonable as to the corporation. Such common or interested Directors may be counted in determining the presence of a quorum at such meeting.

Section 12. Committees. The Board of Directors by resolution may designate from its members an executive committee and one or more other committees each of which, to the extent provided in such resolution, shall have and may exercise all the authority of the Board of Directors, but no such committee shall have the authority of the Board of Directors in reference to altering the Management Services Agreement entered into by Eastern Ambulance Service, Inc. - Lincoln and Eastern Ambulance Service, Inc., altering these By-laws, altering the composition of the Board of Directors, amending the Articles of Incorporation, adopting a plan of merger or consolidation, recommending to shareholders the sale, lease, exchange, mortgage, pledge or other disposition of all or substantially all the property and assets of the corporation otherwise than in the usual and regular course of its business, recommending to shareholders a voluntary dissolution of the corporation or a revocation thereof. The designation of any such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

Section 13. Telephone Conferences. Any or all Directors may participate in a meeting of the Board by means of a conference telephone or other means of communication by which all persons participating in the meeting are able to hear each other.

Section 14. Action by Consent. Except as may be otherwise specifically provided by law or by the Articles of Incorporation, any action to be taken at a meeting of the Directors, may be taken without a meeting, if a consent in writing setting forth the action so taken shall be signed by all of the Directors. Such consent shall have the same effect as a unanimous vote. The consent may be executed by the Directors in counterparts.

ARTICLE IV

OFFICERS

Section 1. Number. The officers of the corporation shall be a President, one or more Vice Presidents, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. Any two (2) or more offices may be held by the same person, except the office of President.

Section 2. Election and Term of Office. The officers of Eastern Ambulance Service, Inc. - Lincoln that were elected by the shareholders of that corporation on January 5, 1987, shall continue in office and shall be subject to re-election at the next regularly scheduled annual meeting. Thereafter officers shall be elected by the Board of Directors annually at the first meeting of the Board held after each annual shareholders’ meeting. Each officer shall hold office until his or her successor shall have been elected and shall have qualified, or until his or her death, resignation or removal.

Section 3. Removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors when the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person removed.

Section 4. Vacancies. A vacancy of an office for any reason may be filled by the Board of Directors for the unexpired portion of the term.

Section 5. President. The President shall be the principal executive officer of the corporation and subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. The President shall, when present, preside at all meetings of the shareholders. The President may sign, with the Secretary or any other proper officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-laws to some other officer or agent of the corporation or shall be required by law to be otherwise signed or executed, and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

Section 6. The Vice-President. In the absence of the President or in the event of his or her death, inability or refusal to act, the Vice-President (or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their election or in the absence of any designation then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice-President may sign, with the Secretary and/or an Assistant Secretary, certificates for shares of the corporation and shall perform such other duties as from time to time may be assigned by the President or by the Board of Directors.

Section 7. The Secretary. The Secretary shall: (a) keep the minutes of the shareholders’ and of the Board of Directors’ meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep a register of the post-office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the President, or Vice-President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation and (g) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned by the President or by the Board of Directors.

Section 8. The Treasurer. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with surety or sureties as the Board of Directors shall determine the Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation, receive and give receipts for moneys due and payable to the corporation from any source whatsoever and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with provisions of Article V of these By-Laws; and (b) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the President or by the Board of Directors.

Section 9. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the corporation.

ARTICLE V.

CONTRACTS, LOANS, CHECKS AND DEPOSITS

Section 1. Contracts. The Board of Directors may authorize any officer, officers, or agent to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation and such authority may be general or confined to specific instances.

Section 2. Loans. No loans shall be contracted on behalf of the corporation and no evidence or indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

Section 3. Checks.

All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by Directors resolution.

Section 4. Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE VI.

SHARES AND THEIR TRANSFER

Section 1. Certificates. Certificates representing shares of the corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President or a Vice-President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificates shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in the case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the corporation as the Board of Directors may prescribe.

Section 2. Transfer of Shares. Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes. The transfer of shares of the corporation shall be restricted as provided by the Buy-Sell Agreement entered into by the shareholders dated November 16, 1987. No shareholder shall sell, assign, transfer, dispose of, or encumber any share to stock in violation of any condition stated in the above-referenced agreement.

ARTICLE VII.

FISCAL YEAR

The fiscal year of the corporation shall be the calendar year.

ARTICLE VIII.

DIVIDENDS

The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.

ARTICLE IX.

SEAL

The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words “Corporate Seal.”

ARTICLE X.

WAIVER OF NOTICE

Whenever any notice is required to be given to any shareholder or director of the corporation under the provisions of these By-Laws or under the provisions of Articles of Incorporation or under the provisions of the Nebraska Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE XI.

AMENDMENTS

These By-Laws may be altered, amended or repealed and new By-Laws may be adopted by a super-majority of the Board of Directors as herein described, at any regular or special meeting of the Board of Directors.

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It is hereby certified that these Amended By-Laws were unanimously adopted by the Directors of the corporation at a duly called meeting held the 16th day of November, 1987.

/s/ Russell J. Bayer
Secretary

BY-LAWS

OF

EASTERN AMBULANCE SERVICE, INC. – LINCOLN

ARTICLE I.

OFFICES

The principal office of the corporation shall be located in Lincoln, Nebraska. The corporation may have such other offices, either within or without Nebraska, as the Board of Directors may designate or as the business of the corporation may require from time to time.

The registered office of the corporation required by the Nebraska Business Corporation Act to be maintained in Nebraska shall be as set out in the Articles of Incorporation and may be changed from time to time by the Board of Directors.

ARTICLE II.

SHAREHOLDERS

Section 1. Annual Meeting. The annual meeting of the shareholders commencing with the year 1987, shall be held on the first Monday in the month of January, at the hour of 2 p.m., and at such place as shall, from time to time, be designated by the Board of Directors for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Nebraska, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as convenient.

Section 2. Special Meetings. Special meetings of the shareholders for any purpose, unless otherwise prescribed by statute, may be called by the President or by the Board of Directors, and shall be called by the President at the request of the holders of not less than one-tenth of all outstanding shares of the corporation entitled to vote at the meeting.

Section 3. Place of Meeting. The Board of Directors may designate any place, either within or without Nebraska, as the place of meeting for any annual or special stockholders’ meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the registered office of the corporation in Nebraska.

Section 4. Notice of Meeting. Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose for which the meeting is called, shall be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United

States mail, addressed to the shareholder at the shareholder’s address as it appears on the stock transfer books of the corporation, postage prepaid.

Section 5. Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the date on which notice of the meeting is mailed, or if notice is waived, the date on which the meeting is held, or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

Section 6. Quorum. A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 7. Proxies. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by the shareholder’s duly authorized attorney-in-fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after 11 months from the date of its execution, unless otherwise provided in the proxy.

Section 8. Voting of Shares. Except where cumulative voting may be provided for, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of the shareholders.

Section 9. Cumulative Voting. At each election for directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him or her for as many persons as there are directors to be elected and for whose election the shareholder has a right to vote, or to cumulate his or her votes by giving one candidate as many votes as the number of such directors multiplied by the number of his or her shares shall equal, or distributing such votes on the same principle among any number of candidates.

Section 10. Informal Action by Shareholders. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

ARTICLE III.

BOARD OF DIRECTORS

Section 1. General Powers. The business and affairs of the corporation shall be managed by its Board of Directors.

Section 2. Number, Tenure and Qualifications. The number of directors of the corporation shall be three (3), provided that at any time there are less than three (3) shareholders, the number of directors shall not exceed and shall be equal to the number of shareholders.

Each director shall hold office until the next annual meeting of shareholders or until his or her successor shall have been elected and qualified. Directors need not be shareholders of the corporation.

Section 3. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this by-law immediately after, and at the same place as, the annual meeting of shareholders. The Board of Directors may provide, by resolution, the time and place, either within or without Nebraska, for the holding of additional regular meetings without other notice than such resolution.

Section 4. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the President or any two (2) directors. The person or persons authorized to call special meetings may fix any place, either within or without Nebraska, as the place for holding any special meeting.

Section. 5. Notice. Notice of any special meeting shall be given at least two (2) days prior thereto by written notice delivered personally or mailed to each director at his or her business address, or by telegram. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, postage prepaid. If given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any director may waive notice of any meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where such attendance is for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 6. Quorum. A majority of the directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

Section 7. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 8. Vacancies. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum thereof or if there be no remaining directors, by special meeting of shareholders called for that purpose. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office. Any director elected by reason of an increase in the number of directors shall be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose.

Section 9. Compensation. By resolution of the Board of Directors, directors may be reimbursed for expenses, if any, in attending each meeting and a fixed sum for attendance at directors’ meetings, or a stated salary. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

Section 10. Telephone Conferences. Any or all directors may participate in a meeting of the board by means of conference telephone or other means of communication by which all persons participating in the meeting are able to hear each other.

Section 11. Action by Consent. Except as may be otherwise specifically provided by law or by the Articles of Incorporation, any action to be taken at a meeting of the directors, may be taken without a meeting, if a consent in writing setting forth the action so taken shall be signed by all of the directors. Such consent shall have the same effect as a unanimous vote. The consent may be executed by the directors in counterparts.

ARTICLE IV.

OFFICERS

Section 1. Number. The officers of the corporation shall be a President, one or more Vice Presidents, a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors, together with such other officers and assistant officers as the directors may from time to time elect or appoint. Any two or more offices may be held by the same person, except the office of President.

Section 2. Election and Term of Office. The officers of the corporation shall be elected annually by the Board of Directors at the first meeting of the Board held after each annual meeting of the shareholders. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her death or resignation or removal.

Section 3. Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the directors when the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

Section 4. Vacancies. A vacancy in an office for any reason may be filled by the Board of Directors for the unexpired portion of the term.

Section 5. President. The President shall be the principal executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. The President shall, when present, preside at all meetings of the shareholders and of the Board of Directors. The President may sign, with the Secretary or any other proper officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these by-laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general, shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

Section 6. The Vice-Presidents. In the absence of the President or in the event of his or her death, inability or refusal to act, the Vice-President (or in the event there be more than one Vice-President, the Vice-Presidents in the order designated at the time of their election, or in the absence of any designation, in the order of their election) shall perform the duties of the President, and when so acting, shall have all of the powers of and be subject to all the restrictions upon the President. Any Vice-President may sign, with the Secretary and/or Assistant Secretary, certificates for shares of the corporation; and shall perform such other duties as from time to time may be assigned by the President or by the Board of Directors.

Section 7. The Secretary. The Secretary shall: (a) keep the minutes of the shareholders’ and of the Board of Directors’ meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these by-laws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the President, or a Vice-President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned by the President or by the Board of Directors.

Section 8. The Treasurer. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Directors shall determine. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for monies due and payable to the corporation from any source whatsoever, and deposit all such monies in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with provisions of Article V of these by-laws; and (b) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the President or by the Board of Directors.

Section 9. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the corporation.

ARTICLE V.

CONTRACTS, LOANS, CHECKS AND DEPOSITS

Section 1. Contracts. The Board of Directors may authorize any officer or officers or agents to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

Section 2. Loans. No loans shall be contracted on behalf of the corporation and no evidence of indebtedness shall be issued in its name unless authorized by resolution of the Board of Directors and such authority may be general or confined to specific instances.

Section 3. Checks, Drafts, Etc. All checks, drafts, or other orders for payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such one or more officers or agents of the corporation and in such manner as shall from time to time be determined by directors’ resolution.

Section 4. Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE VI.

SHARES AND THEIR TRANSFER

Section 1. Certificates for Shares. Certificates representing shares of the corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President or Vice-President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificates shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the corporation as the Board of Directors may prescribe.

Section 2. Transfer of Shares. Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his or her legal representative who shall furnish proper evidence of authority to transfer, or by his or her attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation, and on surrender for cancellation of the certificate for such shares.

The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

All of the foregoing shall be binding on the heirs, personal representatives, successors and assigns of each shareholder. The Board of Directors is authorized to except from the foregoing restrictions, by resolution or by-law, transfers resulting from gifts, bequests, and similar transfers.

If any stock is purchased by the corporation pursuant to the foregoing provisions, it may either be retired in the manner provided by law or reissued and resold.

Any of the foregoing restrictions may be amended or abrogated by affirmative vote of the holders of two-thirds of the shares of stock of the corporation then issued and outstanding at any regular meetings, or any special meeting of the shareholders if written notice of the special meeting, setting forth the purpose for which it is being called and the time and place thereof, is mailed to each shareholder at least ten days prior to the meeting, or the shareholder waives such notice in writing.

ARTICLE VII.

FISCAL YEAR

The fiscal year of the corporation shall be the calendar year.

ARTICLE VIII.

DIVIDENDS

The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Articles of Incorporation.

ARTICLE IX.

SEAL

The Board of Directors may provide a corporate seal which, if provided, shall be circular in format shall have inscribed thereon the name of this corporation, State of Nebraska and the words “Corporate Seal.”

ARTICLE X.

WAIVER OF NOTICE

Whenever any notice is required to be given to any shareholder or director of the corporation under the provisions of these by-laws or under the provisions of the Articles of Incorporation or under the provisions of the Nebraska Business Incorporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE XI.

AMENDMENTS

These by-laws may be altered, amended or repealed and new by-laws may be adopted by the Board of Directors at any regular or special meeting of the Board of Directors.

It is hereby certified that these by-laws were unanimously adopted by the shareholders of the corporation at a duly called meeting held the 31st day of December, 1986.

/s/ Russell J. Bayer
Secretary

SECOND AMENDMENT TO THE

AMENDED BYLAWS

OF

EASTERN AMBULANCE SERVICE, INC.

The following amendment to the Amended Bylaws was duly adopted by the Board of Directors of the Corporation as of March 31, 1995:

RESOLVED, that Article II, Section 1 of the Bylaws of the Corporation be, and it hereby is, deleted in its entirety and the following language substituted therefor:

Section 1. Annual Meeting. The Board of Directors may determine the place, date and time of the annual meetings of the shareholders, but if no such place, date and time is fixed, the meeting for any calendar year shall be held at the principal office of the Corporation at 10:00 a.m. on the first day of April of each year. If that day is a legal holiday, the meeting shall be held on the next succeeding day which is not a legal holiday. At that meeting the shareholders entitled to vote shall elect directors and transact such business as may properly be brought before the meeting. If the election of directors shall not be held on the day designated herein for the annual meeting of the shareholders or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as convenient.

RESOLVED, that Article VII of the Bylaws of the Corporation be, and it hereby is, deleted in its entirety and the following language substituted therefor:

ARTICLE VII

FISCAL YEAR

The fiscal year of the corporation shall be June 30, or such other date as may be determined from time to time by resolution of the Board of Directors.

FIRST AMENDMENT TO THE

AMENDED BYLAWS OF

EASTERN AMBULANCE SERVICE, INC.

James H. Bolin, being the Secretary of Eastern Ambulance Service, Inc., a Nebraska corporation (the “Corporation”), hereby certifies that this First Amendment to the Amended Bylaws of the Corporation, was duly adopted by the sole Shareholder of the Corporation on July 25,1994:

“RESOLVED, that pursuant to the authority granted by Section 21-2026 of the Nebraska Business Corporation Act, Article III, Section 2 of the Bylaws of the Corporation be and it hereby is deleted in its entirety and the following substituted therefor:

Section 2. Number, Tenure and Qualification. The board of directors shall consist of not less than one (1) nor more than fifteen (15) members. The number of directors may be increased or decreased from time to time by resolution of the board of directors, but no decrease in the number of directors shall change the term of any director in office at the time thereof. The directors shall be elected at the annual meeting of the shareholders, except as provided in Section 8 of this Article III, and each director shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Newly created directorships shall be filled by the affirmative vote of a majority of the directors. Any director may resign at any time upon written notice to the Corporation. Any director or the entire board of directors may be removed, with or without cause, at any time by the holders of a majority of the shares then entitled to vote at an election of the directors, and any vacancy in the board of directors caused by the removal may by filled by the shareholder at the time of the removal. Directors need not be shareholders.”

James H. Bolin, Secretary

AMENDED BY-LAWS OF

EASTERN AMBULANCE SERVICE, INC.

ARTICLE I.

OFFICES

The principal office of the corporation in the State of Nebraska shall be located in Lincoln, Nebraska. The corporation may have such other offices, either within or without the State of Nebraska, as the Board of Directors may designate or as the business of the corporation may require from time to time.

The registered office of the corporation may be, but need not be, identical with the principal office of the State of Nebraska, and the address of the registered office may be changed from time to time by the Board of Directors.

ARTICLE II.

SHAREHOLDERS

Section 1. Annual Meeting. The annual meeting of the shareholders shall be held on the first Monday in the month of January, at the hour of 2:00, p.m. and at such place as shall, from time to time, be designated by the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Nebraska, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein for the annual meeting of the shareholders or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as convenient.

Section 2. Special Meetings. Special meetings of the shareholders for any purpose, unless otherwise prescribed by statute, may be called by the President or by the Board of Directors, and shall be called by the President at the request of the shareholders of not less than one-tenth of all of the outstanding shares of the Corporation entitled to vote at the meeting.

Section 3. Place of Meeting. The Board of Directors may designate any place, either within or without the State of Nebraska, as the place of meeting for any annual or special stockholders’ meeting. If no designation is made or if the special meeting shall be otherwise called, the place of meeting shall be the registered office of the corporation in the State of Nebraska.

Section 4. Notice of Meeting. Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose for which the meeting is called, shall be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail, addressed to the shareholder at his office as it appears in the stock transfer books of the corporation, with postage prepaid.

Section 5. Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose the date on which notice of the meeting is mailed, or if notice is waived, the date on which the meeting is held, or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholder.

Section 6. Quorum. A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at the meeting of shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 7. Proxies. At all meetings of the shareholders a shareholder may vote by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy.

Section 8. Voting of Shares. Except where cumulative voting may be provided for, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a shareholders’ meeting.

Section 9. Cumulative Voting. At each election for directors every shareholder entitled to vote at such election shall have the right to vote in person or by proxy the number of shares owned by him for as many persons as there are directors to be elected, or to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of candidates.

Section 10. Informal Action by Shareholders. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all shareholders entitled to vote with respect to the subject matter thereof.

ARTICLE III.

BOARD OF DIRECTORS

Section 1. General Powers. The business and affairs of the corporation shall be managed by its Board of Directors.

Section 2. Number, Tenure and Qualifications. The number of directors of the corporation shall be three (3), provided that at any time there are less than three (3) shareholders, the number of directors shall not exceed and shall be equal to the number of shareholders.

Each director shall hold office until the next annual meeting of the shareholders, and until his successor shall have been elected and qualified. Directors need not be shareholders of the corporation.

Section 3. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this By-Law immediately after, and at the same place as, the annual meeting of shareholders. The Board of Directors may provide for the time and place, either within or without the State of Nebraska, for the holding of additional regular meetings, without other notice than such resolution.

Section 4. Special Meetings. Special meetings of the directors may be called at the request of the President or any tow (2) directors. The person or persons authorized to call special meetings may fix the place either within or without Nebraska, as the place for holding any special meeting.

Section 5. Notice. Notice of any special meeting shall be given at least two (2) days previous thereto by written notice delivered personally or mailed to each director at his business address or by telegram. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail, so addressed, with postage thereon prepaid. If given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting except where a director attends for the express purpose to object to the transaction of the business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 6. Quorum. A majority of the directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than a majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

Section 7. Manner of Acting. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 8. Vacancies. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum thereof or if there be no remaining directors, by special meeting of the shareholders called for that purpose. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any director elected by reason of an increase in number of directors shall be filled by election at an annual or special meeting of the shareholders called for that purpose.

Section 9. Compensation. By resolution of the Board of Directors, directors may be reimbursed for expenses, if any, in attending each meeting and a fixed sum for attendance at each directors’ meeting, or a stated salary. No such payment shall preclude such director from serving the corporation in any other capacity and receiving compensation therefor.

Section 10. Telephone Conferences. Any or all directors may participate in a meeting of the board by means of conference telephone or other means of communication by which all persons participating in the meeting are able to hear each other.

Section 10. Action by Consent. Except as may be otherwise specifically provided by law or by the Articles of Incorporation, any action to be taken at a meeting of the directors, may be taken without a meeting, if a consent in writing setting forth the action so taken shall be signed by all of the directors. Such consent shall have the same effect as a unanimous vote. The consent may be executed by the directors in counterparts.

ARTICLE IV.

OFFICERS

Section 1. Number. The officers of the corporation shall be a President, one or more Vice Presidents, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. Any two (2) or more offices may be held by the same person except the office of President.

Section 2. Election and Term of Office. The officers shall be elected by the Board of Directors annually at the first meeting of the Board held after each annual shareholders’ meeting. Each officer shall hold office until his or her successor shall have been elected and shall have qualified, or until his or her death, resignation or removal.

Section 3. Removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors when the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contact rights, if any, of the person removed.

Section 4. Vacancies. A vacancy of an office for any reason may be filled by the Board of Directors for the unexpired portion of the term.

Section 5. President. The President shall be the principal executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. The President shall, when present, preside at all meetings of the shareholder and of the Board of Directors. The President may sign, with the Secretary or any other proper officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-Laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed, and in general shall perform all duties incident to the office of President and such other duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

Section 6. The Vice President. In the absence of the President or in the event of his or her death, inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their election or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all restrictions upon the President. Any Vice President may sign, with the Secretary and/or an Assistant Secretary, certificates for shares of the corporation, and shall perform such other duties as from time to time may be assigned by the President or by the Board of Directors.

Section 7. The Secretary. The Secretary shall: (a) keep the minutes of the Shareholders’ and of the Board of Directors’ meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law; (c) be custodian of the corporation records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep a register of the post-office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the President, or a Vice President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned by the President or by the Board of Directors.

Section 8. The Treasurer. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with surety or sureties as the Board of Directors shall determine. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with provisions of Article V of these By-Laws; and (b) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the President or by the Board of Directors.

Section 9. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the corporation.

ARTICLE V.

CONTRACTS, LOANS, CHECKS AND DEPOSITS

Section 1. Contracts. The Board of Directors may authorize any officer or officers or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation and such authority may be general or confined to specific instances.

Section 2. Loans. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

Section 3. Checks. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agents of the corporation and in such manner as shall from time to time be determined by directors’ resolution.

Section 4. Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE VI.

SHARES AND THEIR TRANSFER

Section 1. Certificates. Certificates representing shares of the corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificates shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in the case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnify to the corporation as the Board of Directors may prescribe.

Section 2. Transfer of Shares. Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

All of the foregoing shall be binding of the heirs, person representatives, successors and assigns of each shareholder. The Board of Directors is authorized to except from the foregoing restrictions, by resolution or by-law transfer resulting from gift, bequests, and similar transfers.

If any stock is purchased by the Corporation pursuant to the foregoing provisions, it may either be retired in the manner provided by law or reissued and resold.

Any of the foregoing restrictions may be amended or abrogated by the affirmative vote of the holders of two-thirds of the shares, of stock of the corporation then issued and outstanding at any regular meeting, or any special meeting of the shareholders if written notice of the special meeting, setting forth the purpose for which it is being called and the time and place thereof, is mailed to each shareholder at least ten days prior to the meeting, or the shareholder waives such notice in writing.

ARTICLE VII.

FISCAL YEAR

The fiscal year of the corporation shall be the calendar year.

ARTICLE VIII.

DIVIDENDS

The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.

ARTICLE IX.

SEAL

The Board of Directors may provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words “Corporate Seal.”

ARTICLE X.

WAIVER OF NOTICE

Whenever any notice is required to be given to any shareholder or director of the corporation under the provisions of these By-Laws or under the provisions of Articles of Incorporation or under the provisions of the Nebraska Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE XI.

AMENDMENTS

These By-Laws may be altered, amended or repealed and new By-Laws may be adopted by the Board of Directors at any regular or special meeting of the Board of Directors.

It is hereby certified that these Amended By-Laws were unanimously approved by the Board of Directors of the corporation at a duly called meeting held the 31st day of December, 1986.

/s/ Russell J. Bayer
Secretary

I, Russell J. Bayer, do hereby certify that I am Secretary of Eastern Ambulance Service, Inc, a corporation organized under laws of the State of Nebraska, and that the following is a true copy of a resolution adopted at a meeting of the Board of Directors of said Corporation duly held on the 1st day of February, 1990, at which a quorum was present; and that said resolution is in full force and effect:

BE IT RESOLVED AS FOLLOWS:

1.	That, in transactions with Havelock Bank (Bank) any one of the following who now hold the offices or positions indicated opposite their respective names:

Name and Titles	Name and Titles
Marty J. Miller, President	Russell J. Bayer, Secretary

Michael G. Dodge, Vice Pres	Russell J. Bayer, Treasurer

are authorized to borrow money and obtain credit for this corporation and by way of accommodation; to make agreements in respect thereto; to make and deliver notes or other evidences of indebtedness therefore; to mortgage, pledge, assign, and grant security interests in any assets of the corporation including after-acquired property as security for current and future obligations to the Bank instruments, chattel paper, documents, and other rights with full power to endorse and guarantee; and to deal generally with the Bank with respect to the foregoing.

2.	That this resolution be certified to the Bank together with specimen signatures of the persons named herein and said certification shall continue in force until express written notice of rescission or modification has been received by the Bank.

3.	That all transactions, if any, in respect to any discounts and borrowings by or in behalf of this corporation with the Bank prior to the adoption of this resolution are ratified and approved.

I do further certify that the foregoing resolution and the authority of the Directors to adopt the same are in conformity with and in no way limited by the Articles and By-Laws of the corporation, and that the signatures which appear below are the true specimen signatures of the persons named herein.

Certified Signatures

Marty J. Miller, President	Russell J. Bayer, Treasurer

Michael G. Dodge, Vice Pres.	Russell J. Bayer, Treasurer

IN WITNESS WHEREOF, I have hereunto subscribed my name this 1st day of February, 1990.

/s/ Russell J. Bayer
Secretary

BY-LAWS OF

EASTERN NEBRASKA AMBULANCE SERVICE, INC.

ARTICLE I.

OFFICES

(a)	The principal office of the corporation in the State of Nebraska shall be located in Lincoln, Nebraska. The corporation may have such other offices, either within or without the State of Nebraska, as the Board of Directors may designate or as the business of the corporation may require from time to time.

(b)	The registered office of the corporation may be, but need not be, identical with the principal office in the State of Nebraska, and the address of the registered office may be changed from time to time by the Board of Directors.

ARTICLE II.

SHAREHOLDERS

(a)	Annual Meetings

The annual meeting of the shareholders shall be held on the first Monday in the month of January, at the hour of 2 P.M., for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Nebraska, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein for the annual meeting of the shareholders or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as convenient.

(b)	Special Meetings

Special meetings of the shareholders for any purpose, unless otherwise prescribed by statute, may be called by the President or by the Board of Directors, and shall be called by the President at the request of the shareholders of not less than one-tenth of all of the outstanding shares of the corporation entitled to vote at the meeting.

(c)	Place of Meeting

The Board of Directors may designate any place either within or without the State of Nebraska as the place of meeting for any annual or special stockholders’ meeting. If no designation is made or if a special meeting shall be otherwise called, the place of meeting shall be the registered office of the corporation in the State of Nebraska.

(d)	Notice of Meeting

Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose for which the meeting is called, shall be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail, addressed to the shareholder at his office as it appears in the stock transfer books of the corporation, with postage thereon paid.

(e)	Quorum

A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at the meeting of shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

(f)	Proxies

At all meetings of the shareholders a shareholder may vote by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy.

(g)	Subject to the provisions of paragraph (h) of this Article, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a shareholders’ meeting.

(h)	Cumulative Voting

At each election for directors every shareholder entitled to vote at such election shall have the right to vote in person or by proxy the number of shares owned by him for as many persons as there are directors to be elected, or to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of candidates.

(i)	Informal Action by Shareholders

Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all shareholders entitled to vote.

ARTICLE III.

BOARD OF DIRECTORS

(a)	General Powers

The business and affairs of the corporation shall be managed by its Board of Directors.

(b)	Number, Tenure and Qualification

The number of directors of the corporation shall be                                 , provided that at any time there are less than                          shareholders, the number of directors shall not exceed and shall be equal to the number of shareholders. Each director shall hold office until the next annual meeting of the shareholders, and until his successor shall have been elected and qualified. Directors need not be shareholders of the corporation.

(c)	Regular Meetings

A regular meeting of the Board of Directors shall be held without other notice than this By-Law immediately after and at the same place as the annual meeting of shareholders. The Board of Directors may provide for the time and place, either within or without the State of Nebraska, for the holding of additional regular meetings, without other notice than such resolution.

(d)	Special Meetings

Special meetings of the directors may be called at the request of the President or any two (2) directors. The person or persons authorized to call special meetings may fix the place of the meeting called by them.

(e)	Notice of Special Meetings

Notice of any special meeting shall be given at least two (2) days previous thereto by written notice delivered personally or mailed to each director at his business address or by telegram. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail, so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered at the telegraph company. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose to object to the transaction of the business because the meeting is not lawfully called. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

(f)	Quorum

A majority of the directors shall constitute a quorum for the transaction of business, but if less than a majority is present, a majority of those present may adjourn the meeting from time to time without further notice.

(g)	Manner of Acting

The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of a Board of Directors.

(h)	Vacancies

Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any director elected by reason of an increase in number of directors shall be filled by election at an annual or special meeting of the shareholders.

(i)	Compensation

By resolution of the Board of Directors, directors may be paid their expense of attendance at each meeting and a fixed sum for attendance at each meeting, or a stated salary, as directors. No such payment shall preclude such director from serving the corporation in any other capacity and receiving compensation therefor.

ARTICLE IV.

OFFICERS

(a)	Number

The officers of the corporation shall be a President, one or more Vice Presidents, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. Any two (2) or more offices may be held by the same person, except the offices of President and Secretary.

(b)	Election and Term

The officers shall be elected by the Board of Directors annually at the first meeting of the Board held after each annual shareholders’ meeting. Each officer shall hold office until his successor shall have been elected and shall have qualified, or until his death, resignation or removal.

(c)	Removal

Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors when the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person removed.

(d)	Vacancies

A vacancy of an office for any reason may be filled by the Board of Directors for the unexpired portion of the term.

(e)	President

The President shall be the principal executive officer of the corporation and subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the shareholders, and of the Board of Directors. He may signs with the Secretary or any other proper officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-Laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties as may be prescribed by the Board of Directors from time to time.

(f)	The Vice-President

In the absence of the President or in the event of his death, inability or refusal to act, the Vice-President (or in the event there be more than one Vice-President, the Vice-Presidents in the order designated at the time of their election or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice-President may sign, with the Secretary or an Assistant Secretary, certificates for shares of the corporation; and shall perform such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

(g)	The Secretary

The Secretary shall: (a) keep the minutes of the shareholders’ and of the Board of Directors’ meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized, (d) keep a register of the post-office address of each shareholder which shall be furnished to the Secretary by such shareholder, (e) sign with the President, or a Vice-President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of Secretary and such other duties as from time to time maybe assigned to him by the President or by the Board of Directors.

(h)	The Treasurer

If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with surety or sureties as the Board of Directors shall determine. He shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with provisions of Article V of these By-Laws; and (b) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to tine may be assigned to him by the President or by the Board of Directors.

(i)	Salaries

The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

ARTICLE V.

CONTRACTS, LOANS, CHECKS AND DEPOSITS

(a)	Contracts

The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

(b)	Loans

No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

(c)	Checks

All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

(d)	Deposits

All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE VI.

SHARES AND THEIR TRANSFER

(a)	Certificates

Certificates representing shares of the corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificates shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in the case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the corporation as the Board of Directors may prescribe.

(b)	Transfer of Shares

Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

ARTICLE VII.

FISCAL YEAR

The fiscal year of the corporation shall begin on the          day of                      and end on the          day of                      in each year.

ARTICLE VIII.

DIVIDENDS

The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.

ARTICLE IX.

SEAL

The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words “Corporate Seal”.

ARTICLE X.

WAIVER OF NOTICE

Whenever any notice is required to be given to any shareholder or director of the corporation under the provisions of these By-Laws or under the provisions of Articles of Incorporation or under the provisions of the Nebraska Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE XI.

AMENDMENTS

These By-Laws may be altered, amended or repealed and new By-Laws may be adopted by the Board of Directors at any regular or special meeting of the Board of Directors.

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It is hereby certified that these By-Laws were unanimously adopted by the shareholders of the corporation at a duly called meeting held the 20th day of March, 1967.

/s/ Craig D. Dodge
Secretary